UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2012

CROGHAN BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

0-20159

(Commission File Number)

OHIO	31-1073048
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

323 CROGHAN STREET, FREMONT, OHIO	43420
(Address of principal executive offices)	(Zip Code)

(419) 332-7301

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Croghan Bancshares, Inc. (“Croghan”) will be mailing to its shareholders on or about January 30, 2012, a newsletter containing financial highlights for the fiscal year and three-month period ended December 31, 2011. A copy of Croghan’s shareholder newsletter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1 included herewith, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as otherwise stated in such filing.

Item 7.01.	Regulation FD Disclosure.

Croghan’s Board of Directors has elected not to renew its stock repurchase program which is set to expire on February 1, 2012. Since the February 2002 inception of the stock repurchase program, Croghan has repurchased a total of 248,791 common shares.

The information in this Item 7.01, including Exhibit 99.1 included herewith, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, except as otherwise stated in such filing.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits:

Exhibit No.	Description

99.1	Newsletter to be mailed to shareholders of Croghan Bancshares, Inc. on or about January 30, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROGHAN BANCSHARES, INC.

Date: January 30, 2012	By:	/s/ Kendall W. Rieman
Kendall W. Rieman, Treasurer

INDEX TO EXHIBITS

Current Report on Form 8-K

Dated January 30, 2012

Exhibit No.	Description

99.1	Newsletter to be mailed to shareholders of Croghan Bancshares, Inc. on or about January 30, 2012